Investor Deck August 9, 2022 The premier, pure play, industrial robotics investment

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How does work get done when there aren’t enough workers to go around? Defensenews.com; washingtontimes.com; reuters.com; cnbc.com; forbes.com; constructiondive.com

Sarcos is developing a fleet of highly dexterous mobile industrial robots, sold on a RaaS or direct sale basis, to deliver multiples of productivity and enhanced safety across a wide range of industries The answer: a fleet of Industrial Robots that augment instead of automate for non-repetitive jobs Guardian®️ XT™ Avatar Robot Guardian®️ XO®️ Exoskeleton Robot Sapien 6M Robotic System

GLOBAL NEED DRIVES DEMAND

WORKER SHORTAGE, INJURY, AND FATIGUE = KEY DRIVERS OF OPPORTUNITY

OLD AGE DEPENDENCY RATIO (%)

of people 65+ as % of labor force (15-64), forecasts



Japan
44
72
Italy
34
62
Germany
33
60
Sweden
32
39
France
30
44
UK
28
42
Spain
28
67
US
22
36
Poland
22
51
Russia
19
33
China
13
39
World
13
25
India
9
19
2015
2050

Source: European Commission

$2.5 trillion negative impact on U.S. economy

Industry Source

2.4 million U.S. worker shortage in manufacturing by 2028

Industry Source

$1.6 trillion global impact in the construction industry

Industry Source

Over the past two decades, there has been **~1% annual growth** in construction productivity

Industry Source

$100 billion spent annually on back injuries in the U.S.

Spine Research Institute & OSHA

$136 billion annual costs in lost production due to fatigue

OSHA, 2007

Falls from height #4 most disabling & costly injury after overexertion and falling from the same level

2019 Liberty Mutual Workplace Safety Index

$4.98 billion direct compensation cost for injuries from falling to a lower level[1]

U.S. Office of Personnel Management

5 | SARCOS PROPRIETARY |

1) Excludes indirect costs and OSHA fines

SARCOS

$147 BILLION ANNUAL TARGET MARKET IN THE US ALONE

SCALE & EFFICIENCY TRANSCEND INDUSTRIES & APPLICATIONS, OFFERING NEW MARKET OPPORTUNITY

LARGE ADDRESSABLE MARKET[1]

>16 million people employed in the U.S. alone in jobs that can benefit from robotic augmentation


Total Addressable
US Market: $147b
Long-term
Serviceable
Obtainable
US Market:
$15b

END MARKETS & APPLICATIONS

AEROSPACE	• Maintenance & repair • Assembly support
AUTOMOTIVE	• Ship / receive • Assemble
LOGISTICS	• Non-cons • Heavy duty
DEFENSE	• Logistics • Maintenance & repair • Subsea
OIL & GAS	• Maintenance & diagnostics • Construct / deconstruct
POWER & UTILITIES	• Line and transformer maintenance • Infrastructure inspection
CONSTRUCTION	• Build & repair • Material transport
MANUFACTURING	• Move & manipulate • Assemble
HEALTHCARE	• Surgical

6 | SARCOS PROPRIETARY

Source: Bureau of Labor Statistics Occupational Employment Statistics Survey; 1) TAM includes jobs identified from US BLS employment data that would benefit from Sarcos' product offerings, with an assumed XO / XT/Sapien utilization rate at a blended annual cost of service. Assumes 10% market adoption for SOM. Does not include jobs outside of the US.

INNOVATION, EXPERIENCE, AND IP ENABLE A "BLUE OCEAN" OPPORTUNITY

PROPRIETARY INNOVATIONS

Kinematic equivalency

Modelled after human movement; designed to human body ratio

Intuitive controls with integrated feedback

Teleoperation (XT)

High fidelity force feedback for precision work

Platform-agnostic design for diverse environments

Human-like dexterity

Captures human ability to operate in unstructured environments

Augments humans with robotic strength, stamina, precision and speed

Energetic Autonomy

Reduced power from 6,800 to 500 watts

Optimized power utilization – elastic recovery

AI / ML robotics platform

Success-based teaching

Extensible object recognition and task files

Safety

Advanced controls

Comprehensive recovery

COMPETITIVE STRENGTHS

Highly experienced robotics team with more than **500 years** cumulative robotics experience

30-years and **~$300m** in R&D investments

294 patents relevant to all technologies issued or filed[1]

DEEP ROBOTICS PATENT PORTFOLIO

COVERING FOUNDATIONAL TECHNOLOGIES


111
Pending
172
Issued


PROCESS
ALGORITHMS
SOFTWARE
HARDWARE

1/ As of August 2022

7 | SARCOS PROPRIETARY

PLATFORMS & VALUE-ADDED SERVICES (VAS)

INDUSTRIAL 4.0 & WORKFORCE OF THE FUTURE: HUMAN AUGMENTED SYSTEMS

	GUARDIAN® XO®	GUARDIAN® XT™/DX™	SAPIEN™ 6M SYSTEMS	SAPIEN™ SEA CLASS
Product Positioning	Wearable strength amplifier for industrial jobs	Dexterous manipulation system for complex environments	Intelligent robotic system for complex environments	Dual-armed, highly dexterous manipulation system for deep-ocean use
				
	Direct-control (1:1)	Teleoperated (1:1: many[1])	Teleoperated & Supervised-Autonomy (1:1: many)	Teleoperated & Supervised-Autonomy (1:1)
Product Differentiation	• Strength & productivity multiplier (200 lb lift) • Full mobility • Alleviates fatigue & injury	• Dexterity and precision • Strength & productivity multiplier • Future supervised autonomy and 1:many • Keep humans out of harm's way	• Intelligent robotic arm • Teleoperated & supervised autonomy • Keep humans out of harm's way	• Integrates with existing deployed ROVs • 1,000m+ working depth • Light-work capabilities on an inspection-class vehicle helps lower total solutions cost

Software & VAS Opportunity

Discrete VAS: Custom Branding, Custom EE, Accessories, Computer Vision, Sensors, Platform Integration, Corrosion Protection, Comms Upgrade, 4k HMD upgrade (XT/DX), Premium-tiered Support, Deep Cleaning, Tune up, Cyber-security levels

Software: Business Intelligence, Operator Data, Fleet Optimization, Augmented Reality, Geofencing & Location, Remote Monitoring, Task-specific Autonomy (AI), Supervised/Collaborative Autonomy, Custom Simulations, Situational Awareness (AI)

Legend: ■ = Discrete VAS; ■ = Software

1/ One-to-many is a future capability for the Guardian XT

8 | SARCOS PROPRIETARY

SARCOS

GUARDIAN® XO®: AN INDUSTRY 4.0 WORKFORCE MULTIPLIER WITH REDUCED RISKS OF INJURY

UNIQUE TECHNOLOGY OFFERING SIGNIFICANT PRODUCTIVITY IMPROVEMENT

CHALLENGES

- Need many specific lift assists
- 2+ people to lift heavy objects
- Injury and disability
- Asset damage
- Opportunity cost of limited resources

FEATURES

- Up to 200 lb lift capacity
- Hot-swap batteries, near-continuous operation
- Capable of up to 100% load relief
- < 30 seconds to don or doff
- Pricing starting at ~$15K / month

BENEFITS

- Force multiplier: safely enable workers to do more
- Mitigate risk of injury and fatigue
- Equalize workforce and extend careers

Provide capabilities of **3 or more** human workers

Based on initial alpha unit testing customer feedback

Time Magazine
Best Inventions of 2020, Productivity

IEEE Robotics 2021
Robotics and Automation Award for Product Innovation



Sarcos is at a commercial inflection point after 20 years of development

2000	2006	2010	2016	2018	2019	2020	2022	2023
XO program commercial begins (DARPA)	1st hydraulic prototype (DARPA)	2nd hydraulic prototype	Air Force XO contract	Marine Corps XO contract	USSOCOM XO contract	XO 'Alpha' debut at CES	2nd gen 'Beta' version testing	Initial production of commercial units

Timeline based on current expectations and subject to change
1/ Independent blind study, commissioned by Sarcos, 2019. 46 companies across 20 industries, respondents not prompted; 2) Based on initial alpha unit testing customer feedback.

9 | SARCOS PROPRIETARY | SARCOS

Guardian®️ XO®️: An exoskeleton in a class of its own Industrial Partial Body unpowered FORTIS EKSO ZERO G Industrial partial body Powered SAMSUNG PANASONIC REHABILITATION HONDA REWALK CYBERDYNE EKSO BIONICS FULL-BODY POWERED

CHALLENGES Heavy components handling: Frontline maintenance crews handle heavy tools and parts that can lead to fatigue and strain Injuries & downtime: 25.9 million+ workers lost an average of 7.2 days of work due to backpain1 Shoulder-related injuries: Employees are out of work for 27 days2 Inspection & maintenance RESULTS Prevent fatigue-related downtime Reduce the risk of back, neck, and shoulder injuries Equalize the workforce Extend frontline workers’ career span aviation Aircraft maintenance 1) American Academy of Orthopaedic Surgeons, 2004; 2) Bureau of Labor Statistics, 2019 GUARDIAN®️ XO®️ : EXAMPLE USE CASE

CHALLENGES Heavy, ergonomically challenging tasks: Distribution center workers repeatedly lift heavy parcel bags off shelves to load into vans for last-mile delivery. Over time, these tasks can cause fatigue, strain, and back, shoulder, and neck injuries  Last-mile delivery LOGISTICS HEAVY PARCEL BAG handling Guardian®️ XO®️ : example use case RESULTS Prevent fatigue-related downtime Reduce the risk of back, neck, and shoulder injuries Equalize the workforce Extend frontline workers’ career span

GUARDIAN® XT™: HIGHLY DEXTEROUS ROBOTIC SYSTEM

CHALLENGES

- More support required
- Cost of equipment
- High insurance cost
- Worker fatigue & injury
- Hazardous conditions

FEATURES

- Lift and manipulate up to 200 lb
- HD immersive experience
- Force feedback to control precision
- Mount to many mobile and telescoping bases
- Indoor and outdoor use
- Pricing starting at ~$10K / month

BENEFITS

- Optimize productivity for precise tasks in dangerous environments
- Reduce at-height and overhead fatigue,
- Reduce injury & exposure to hazardous conditions
- Mitigate risks and associated costs
- Reduce insurance premiums & hazard pay





Ability to increase standard crew productivity by 2x or more

Based on initial alpha unit testing customer feedback

- **2010** — GT Prototype
- **2020** — Alpha v1
- **2021** — Beta v1 assembled
- **2022** — Initial production of commercial units

Timeline based on current expectations and subject to change

13 | SARCOS PROPRIETARY

SARCOS

CHALLENGES Reduce idle and downtime due to worker fatigue Eliminate humans doing elevated and at-height work Eliminate worker exposure to hazmat (welding fuel gas, silica, cement dust, etc.) Reduce safety equipment and infrastructure costs for at-height work Repair and maintenance RESULTS Skilled labor shortage: Construction is aging out their skilled workers with 21% over age 551 Worker fatigue: Construction work involves heavy materials, tools, and difficult conditions Potentially life-altering injuries and events: Falls from height are the leading cause of death for construction workers (33.5% of fatalities)2 Construction At-height & overhead tool work 1) 2020 National Outlook Survey, Associated General Contractors of America; 2) U.S. Bureau of Labor Statistics, 2018 Guardian®️ XT™: example use case

CHALLENGES Reduce idle downtime due to worker fatigue Reduce risk of back, shoulder, and neck injury Eliminate worker exposure to extreme conditions (heat, cold, rain, dust, etc.) CONSTRUCTION RESULTS Labor shortage: The pandemic resulted in a 6.9% decline in employment, putting the solar industry behind its goals to reach 900,000 workers by 20351  Lost productivity: Heavy panels and extreme weather conditions lead to increased worker fatigue and the need for longer downtime Repetitive motion injuries: Lifting, carrying, and precise placement of heavy panels onto ground-mounts increase the potential risk of occupational injury risks RENEWABLE ENERGY SOLAR PANEL INSTALLATION 1) Irecusa.org “11th Annual National Solar Jobs Census 2020” Guardian®️ XT™: example use case

CHALLENGES Reduce occurrence and costs for fatalities & injuries Improve frequency and coverage of power line inspection and maintenance. Eliminate humans doing elevated and at-height work.  Inspection & Maintenance RESULTS Hazardous conditions: High voltage power line work at-height and in all-weather conditions Potentially life-altering injuries and events: High risk of electrocutions, burns, and falls from height Human cost and downtime: The average cost for electrocution is more than $550,000 with the median number of days off for electrical injuries is 4 days2 Power Utility OVERHEAD, HIGH VOLTAGE power line1 1) The Guardian XT mobile robot is designed to enable remote distribution power line work only; it is not ideal for high voltage transmission line work; 2) U.S. Bureau of Labor Statistics and the U.S. Census Bureau, 2018 Guardian®️ XT™: example use case

SAPIEN™ 6M mobile robotic arms for use in a variety of complex environments Adds a mid-sized arm for mobile applications to the Sarcos product lineup Reduces human exposure to dangerous working conditions End-effectors customized to applications attach via end-of-arm interface IP66 for work in outdoor environments Benefits Enhanced for mobile manipulation Optimized strength to weight ratio: 80 lb / 36 kg max Powered via low voltage DC Embedded compute and intelligence Multiple mounting orientations Pricing of ~$185K (direct sales model) Features Defense Industries Renewable Energy Aviation Construction

SAPIEN™ 6M USE CASES Solar field construction Construction at height (welding/tool work) Infrastructure inspection and maintenance at height Power utility inspection & maintenance

SAPIEN™ SEA CLASS Light work capabilities on an inspection-class vehicle lowers solution costs by reducing support personnel and equipment Integrates with existing deployed ROVs Allows for multiple hand tools to be used by a single gripper design Reduces human exposure to extremely dangerous working conditions Benefits 1,000m+ working depth (demonstrated) Intuitive teleoperation or supervised autonomy Single- or dual-arm configurations (6 DoF per arm plus gripper function) Integrated gripper with built-in tool changing Features Oil & Gas Industries Defense Construction Energy

SAPIEN™ SEA CLASS USE CASES Offshore wind inspection & maintenance Naval EOD & mine neutralization Offshore production platform inspection & maintenance Underwater welding for construction Renewable energy inspection & maintenance

DE-ICING HEAVY TOOL MANIPULATION LUGGAGE HANDLING TECHOPS HEAVY PARTS HANDLING, DEPALLETIZING CARGO DOOR OPERATIONS MAIL, NON-CONVEYABLES, HEAVY CARGO LOADING Future of robots: TARMAC CATERING CART LOADING FUELING, WATER, LAVATORY SERVICES CONNECT TO GROUND POWER & COMMUNICATIONS WHEEL SUPPORT, JACK, CHOCKS AT-HEIGHT NDT INSPECTIONS/FUSELAGE INSPECTION & REPAIR

FUTURE OF ROBOTS: SHIPYARD NON-DESTRUCTIVE TESTING WELDING, CUTTING, HEATING VISUAL INSPECTION DOCKSIDE REPAIRS: PARTS SEQUENCING & DELIVERY SURFACE MAINTENANCE & CORROSION CONTROL UNDERWATER (UWILD) INSPECTIONS UNDERWATER HULL MAINTENANCE

Robot-as-a-service (raas) model Expected to accelerate adoption and deliver recurring revenues RAAS is expected to constitute majority of sales in medium to long term Benefits of RAAS raas vs. buy Maintenance and servicing covered by Sarcos Lowers barriers to deployment due to no CapEx outlay Simple implementation with no infrastructure modifications required Immediate customer ROI due to multiples of productivity Eliminates technology obsolescence risk and software enhancements available as part of an overall service agreement  No implementation / infrastructure cost Remote monitoring & updates No upfront CapEx outlay OpEx expenditure Service and maintenance included Scalable next-gen labor force anticipated to enable flexibility with relevance in both strong and weak economies

Target INDUSTRIES AND customers focused on work-at-height use cases in aviation, shipyard and vegetation management in the short-term * Publicly disclosed partner / investor Logistics Representative Target CUSTOMERS DoD / Government “We owe it to the best airline employees on the planet to explore how emerging technology can make their jobs safer and easier…That’s why we sought out a partnership with Sarcos” – Gareth Joice, Delta Senior Vice President – Airport Customer Service and Cargo * Industrial * * * * 6 Months Average expected sales cycle Guardian XT Unit Trials (2-4 weeks) Mid-2022 EXPECTED CUSTOMER JOURNEY AND TIMING Low Volume Commercial Pilots of Guardian XT and Sapien 6M (2-6 units) Late 2022 / Early 2023 Scale Deployments of Guardian XT and Sapien 6M Mid-2023 Low Volume Commercial Pilots of Guardian XO 2H 2023

Q&A